HENDERSON GLOBAL FUNDS

Henderson International Opportunities Fund

Supplement dated July 1, 2015
to the Prospectus dated November 30, 2014 as amended March 31, 2015

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Effective July 1, 2015, the following information replaces the information with respect to the Fund in the third paragraph under “Investment Adviser and Subadviser” in the “Management of the Funds” section on page eighty-three (83) of the Prospectus:

International Opportunities Fund
1.00% for the first $2 billion;
0.90% for the next $1 billion;
0.80% for the next $1 billion;
0.70% for the next $1 billion;
0.60% for the next $5 billion; and
0.50% for the balance thereafter.

HENDERSON GLOBAL FUNDS

Henderson International Opportunities Fund

Supplement dated July 1, 2015
to the Statement of Additional Information dated November 30, 2014 as amended March 31, 2015

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information.

Effective July 1, 2015, the following replaces similar information in the table following the fifth paragraph under “Investment Advisory and Other Services” on page seventy-six (76) of the Statement of Additional Information:

International Opportunities Fund	1.00% for the first $2 billion; 0.90% for the next $1 billion; 0.80% for the next $1 billion; 0.70% for the next $1 billion; 0.60% for the next $5 billion; and 0.50% for the balance thereafter.